                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  February 9, 1996
               Date of Earliest Event Reported:  January 31, 1996


                           TELE-COMMUNICATIONS, INC.
           ----------------------------------------------------------
           (Exact name of Registrants as specified in their charters)


                               State of Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-20421                                       84-1260157
-------------------------                -------------------------------------
(Commission File Numbers)                (I.R.S. Employer Identification Nos.)


            5619 DTC Parkway
           Englewood, Colorado                          80111
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)


      Registrants' telephone number, including area code:  (303) 267-5500

Item 5.  Other Events.

         Effective as of January 31, 1996, Tele-Communications, Inc. ("TCI"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox" and together with TCI and Comcast, the "Cable Parents") and Sprint Corporation ("Sprint", and together with the Cable Parents, the "Parents"), and certain subsidiaries of the Parents (the "Partner Subsidiaries"), entered into a series of agreements relating to their previously announced joint venture to engage in the telecommunications business. The principal agreements were: (i) an Amended and Restated Agreement of Limited Partnership of MajorCo, L.P., executed by the Partner Subsidiaries as of January 31, 1996 (the "Partnership Agreement"), which amended and restated in its entirety the previously filed Agreement of Limited Partnership of MajorCo, L. P. dated as of March 28, 1995 (as amended by the First Amendment to Agreement of Limited Partnership dated as of August 31, 1995, the "Prior Partnership Agreement"), (ii) an agreement, dated as of January 31, 1996, among MajorCo, L.P. ("MajorCo"), NewTelco, L.P. and the Partner Subsidiaries (the "Termination Agreement"), with respect to the Contribution Agreement among them dated as of March 28, 1995 (the "Contribution Agreement"), (iii) a Second Amended and Restated Joint Venture Formation Agreement, executed by the Parents as of January 31, 1996 (the "Amended Formation Agreement"), which amended and restated in its entirety the previously filed Amended and Restated Joint Venture Formation Agreement, dated as of March 28, 1995 (the "Prior Formation Agreement") and (iv) separate Parent Agreements between Sprint and each Cable Parent, each dated as of January 31, 1996 (the "Parent Agreements").

         Under the Partnership Agreement, the business of MajorCo and its subsidiaries will be the provision of Wireless Exclusive Services and Non-Exclusive Services (each as defined in the Partnership Agreement). MajorCo will no longer be authorized to engage in the business of providing local wireline communications services to residences and businesses. The Amended Formation Agreement terminates the obligations of TCI, Cox and Comcast with respect to causing their cable television facilities to be made available to MajorCo for wireline communications services and terminates any obligation of MajorCo to pay the previously agreed upon compensation for the use of such facilities. The Termination Agreement terminated, without liability of any party, the Contribution Agreement pursuant to which the respective interests in Teleport Communications Group Inc., TCG Partners and certain local joint ventures managed by such entities (collectively, "TCG"). TCG is one of the largest competitive access providers in the United States in terms of route miles.

         Pursuant to their respective Parent Agreements, each Cable Parent and Sprint agreed to negotiate, and cause their respective subsidiaries to negotiate, in good faith on a market-by-market basis for the provision of local wireline telephony services over the cable television facilities of the applicable Cable Parent and its subsidiaries under the Sprint brand. Accordingly, local wireline telephony offerings in each market would be the subject of individual agreements to be negotiated with Sprint, rather than being provided through MajorCo as contemplated by the Prior Partnership Agreement and Prior Formation Agreement. The Parents also reaffirmed their intention to continue to attempt to integrate the business of TCG with that of MajorCo. Each Parent Agreement also contains certain restrictions on the ability of each Parent to offer or promote, or package certain of its products or services with, certain products and services of other persons and requires the applicable Cable Parent to make, and cause its subsidiaries to make, its facilities available to Sprint for specified purposes to the extent and on the terms that it has made such facilities available to others for such purposes. The Parent Agreements have a term of five years, but under certain circumstances may terminate after three years.

         Execution of the foregoing agreements was a condition to the effectiveness of a previously approved business plan for the build out of MajorCo's nationwide network for wireless personal communications services. Under the Partnership Agreement, the Partner Subsidiaries are obligated to make capital contributions to MajorCo in the aggregate amount of $4.2 billion, of which approximately $2.3 billion had been contributed by the end of 1995. The business plan contemplates the balance of the $4.2 billion being contributed prior to the end of 1997 and that MajorCo will require additional equity thereafter. TCI's Partner Subsidiary has a 30% equity interest in MajorCo.

         The foregoing description is qualified in its entirety by reference to the Partnership Agreement, the Amended Formation Agreement and the Parent Agreement between TCI and Sprint, copies of which are filed as Exhibits hereto.

Item 7.     Exhibits.

 99.1       Amended and Restated Agreement of Limited Partnership of
                MajorCo, L.P., dated as of January 31, 1996, among Sprint Spectrum, L.P., TCI Network Services, Comcast Telephony Services and Cox Telephony Partnership.*

 99.2       Second Amended and Restated Joint Venture Formation Agreement,
                dated as of January 31, 1996, by and between Sprint Corporation, Tele-Communications, Inc., Comcast
                Corporation and Cox Communications, Inc.*

 99.3       Parents Agreement, dated as of January 31, 1996, by
                Tele-Communications, Inc. and Sprint Corporation.*




* Certain exhibits and schedules have been omitted. A copy of any omitted exhibit or schedule will be furnished supplementally to the Commission upon request.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



Date:    February 9, 1996



                                        TELE-COMMUNICATIONS, INC.
                                        (Registrant)



                                        By: /s/ Brendan R. Clouston
                                            ------------------------
                                            Brendan R. Clouston
                                            Executive Vice President

                                EXHIBIT INDEX


        The following exhibits are filed herewith (according to the number assigned to them in Item 601 of Registration S-K) as noted:


 99.1      Amended and Restated Agreement of Limited Partnership of
               MajorCo, L.P., dated as of January 31, 1996, among Sprint Spectrum, L.P., TCI Network Services, Comcast Telephony Services and Cox Telephony Partnership.*

 99.2      Second Amended and Restated Joint Venture Formation Agreement,
               dated as of January 31, 1996, by and between Sprint Corporation, Tele-Communications, Inc., Comcast
               Corporation and Cox Communications, Inc.*

 99.3      Parents Agreement, dated as of January 31, 1996, by
               Tele-Communications, Inc. and Sprint Corporation.*


* Certain exhibits and schedules have been omitted. A copy of any omitted exhibit or schedule will be furnished supplementally to the Commission upon request.